UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 3, 2017

WASHINGTON PRIME GROUP INC.

WASHINGTON PRIME GROUP, L.P.

(Exact name of registrant as specified in its charter)

Indiana (Both Registrants)	001-36252 (Washington Prime Group Inc.) 333-205859 (Washington Prime Group, L.P.)	046-4323686 (Washington Prime Group Inc.) 046-4674640] (Washington Prime Group, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 621-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.06 Material Impairments

On October 4, 2017, an affiliate of Washington Prime Group Inc. (the “Registrant”) signed a definitive agreement to sell Colonial Park Mall, a regional shopping center located in Harrisburg, Pennsylvania, to an unaffiliated private real estate investor for a purchase price of $15.0 million. Duly authorized executive officers of the Registrant have determined that pursuant to generally accepted accounting principles, during the nine months ended September 30, 2017, the Registrant expects to record a non-cash impairment charge of approximately $20.9 million related to the sale of Colonial Park Mall. At this time, the Registrant does not anticipate that the non-cash impairment charge discussed herein will result in future cash expenditures by the Registrant or any of its affiliates.

Item 8.01. Other Events

A.	Valle Vista Mall

On October 3, 2017, the $40.0 million mortgage loan secured by Valle Vista Mall (the “Center”), a regional shopping center located in located in Harlingen, Texas and owned by an affiliate of the Registrant, was extinguished in connection with the transition of the Center to the mortgage lender which occurred on the same day. The Registrant will recognize approximately $27.0 million in gain on debt extinguishment related to the transition.

B.	Southern Hills Mall

On October 4, 2017, an affiliate of the Registrant announced the execution of a definitive purchase agreement to retain Southern Hills Mall, a regional shopping center located in Sioux City, Iowa (the “Property”). As part of the definitive agreement, the Property, along with the $99.7 million mortgage loan (the “Loan”) secured by the Property, is expected to be transferred from the Loan’s special servicer to the Property’s mortgage lender, followed by the anticipated sale of the Property by the lender to a wholly-owned affiliate of the Registrant for a purchase price of approximately $55.0 million. The Registrant will recognize approximately $45.0 million in gain on debt extinguishment related to the transition. The transaction is expected to close in October 2017, subject to due diligence and customary closing conditions at which time the Property will exit receivership.

Additional information about the transactions discussed herein is provided in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 4, 2017.

Forward Looking Statements

This Form 8-K and the exhibit attached hereto contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which represent the current expectations and beliefs of management of the Registrant (inclusive of Registrant’s affiliate Washington Prime Group, L.P.) concerning the business and operations of the Registrant as well as other future events and their potential effects on the Registrant, including, but not limited to, statements relating to anticipated financial and operating results, the Registrant’s plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions.  Such statements are based upon the current beliefs and expectations of the Registrant’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Registrant to be materially different from future results, estimated non-cash impairment charges, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, without limitation:  the ability to satisfy the conditions to pending transactions on the proposed terms and timeframe; the possibility that the transactions do not close when expected or at all; the ability to finance transactions; the effect of the announcement of the transactions on the Registrant’s relationships with certain of its tenants, lenders or other business parties or on their operating results and businesses generally; changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or other joint venture partner(s) bankruptcies; the failure to increase mall store occupancy and same-mall operating income; risks associated with the acquisition, development, expansion, leasing and management of properties; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; risks relating to joint venture properties; costs of common area maintenance; competitive market forces; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the restrictions in current financing arrangements or the failure to comply with such arrangements; the liquidity of real estate investments; the impact of changes to tax legislation and the Registrant’s tax positions; failure of the Registrant to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on development and investment properties; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities; the unfavorable resolution of legal proceedings; the impact of future transactions, including any future acquisitions or divestitures; significant costs related to environmental issues; and other risks and uncertainties, including those detailed from time to time in the Registrant’s statements and periodic reports filed with the Securities and Exchange Commission. The forward-looking statements in this report are qualified by the risk factors provided in the aforementioned reports and statements.  Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and the Registrant undertake no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.  Actual results may differ materially from current projections, expectations and plans, if any. Investors, potential investors and others should give careful consideration to these risks and uncertainties. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON PRIME GROUP INC. (Registrant)

Date: October 4, 2017	By:	/s/ Robert P. Demchak
	Name:	Robert P. Demchak
	Title:	Executive Vice President, General Counsel and Corporate Secretary

WASHINGTON PRIME GROUP, L.P. (Registrant)

	By	Washington Prime Group Inc., its sole general partner

Date: October 4, 2017		By:	/s/ Robert P. Demchak
		Name:	Robert P. Demchak
		Title:	Executive Vice President, General Counsel and Corporate Secretary